UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 10, 2022

ACACIA RESEARCH CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-37721	95-4405754
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

767 Third Avenue, 6th Floor
New York, NY	10017
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (949) 480-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ACTG	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).     ☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Martin D. McNulty Jr. as Chief Operating Officer and Head of M&A

On March 10, 2022, Martin D. McNulty Jr. joined Acacia Research Corporation (“Acacia”) as Chief Operating Officer and Head of M&A.

Mr. McNulty, age 44, joined Acacia as Chief Operating Officer and Head of M&A on March 10, 2022. Prior to joining Acacia, Mr. McNulty was the Chief Executive Officer of Starboard Value Acquisition Corp (“SVAC”), where he led the transaction through which SVAC combined with Cyxtera Technologies Inc. (NASDAQ: CYXT) from June 2020 until August 2021. Mr. McNulty also served as a Managing Director of Starboard Value LP from June 2020 until joining Acacia. From September 2013 until May 2020, Mr. McNulty was a Managing Director and member of the investment committee at Starr Investment Holdings LLC, the direct private equity investment arm for C.V. Starr and Co., where he was responsible for sourcing, execution and portfolio management of investment opportunities in the business services and healthcare sectors with a focus on supporting market leading companies with superb leadership teams grow their businesses. Mr. McNulty has also served as Vice President at Metalmark Capital Holdings, LLC, a value-oriented middle market private equity fund focused on making investments in the healthcare, industrial, and energy sectors. From 2004 until 2007, Mr. McNulty was a Senior Associate at Sun Capital Partners, a value-oriented middle market private equity fund focused on making investments in business where its operational expertise could drive meaningful value in underperforming and turnaround situations. Mr. McNulty began his career in the Deals practice at PricewaterhouseCoopers and has served as a director or board observer of several private companies throughout his career. Mr. McNulty holds a B.B.A. in Business Administration from the University of Iowa.

Mr. McNulty has entered into an Employment Agreement (the “Employment Agreement”) with Acacia and Acacia Research Group LLC, Acacia’s primary operating subsidiary (together with Acacia, the “Company”).

Pursuant to the terms of Mr. McNulty’s Employment Agreement, he will (i) receive an annual salary of $450,000 (ii) be eligible to receive an annual bonus in an amount ranging from 100-150% of his annual salary, and (iii) receive an equity grant (the “Equity Grant”) of 250,000 stock options (“Stock Options”) and 60,000 restricted stock units (“RSUs”) that will vest in three equal annual installments over a three-year period. In addition, Mr. McNulty will be eligible to receive an annual equity award commencing in 2023.

Mr. McNulty’s employment may be terminated by Acacia or Mr. McNulty at any time upon 30 days’ written notice.

The foregoing description of the Employment Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the full and complete text of the Employment Agreement, which is filed hereto as Exhibit 10.1.

In connection with Mr. McNulty’s appointment as Chief Operating Officer, Mr. McNulty will enter into Acacia’s standard form of indemnification agreement for executive officers, a copy of which was filed as Exhibit 10.1 to Acacia’s Annual Report on Form 10-K for the year ended December 31, 2019 filed with the Securities Exchange Commission on March 16, 2020 (the “Form of Indemnification Agreement”). Pursuant to the terms of Form of Indemnification Agreement, Acacia may be required, among other things, to indemnify Mr. McNulty for some expenses, including reasonable attorneys’ fees, incurred by him in any action or proceeding arising out of his service as one of our officers.

Mr. McNulty has no family relationships with any director, executive officer, or other person Acacia has nominated or chosen to become a director or executive officer. There are no arrangements or understandings between Mr. McNulty and any other person pursuant to which Mr. McNulty was appointed as an executive officer. Additionally, there are no transactions involving Mr. McNulty that would require disclosure under Item 404(a) of Regulation S-K.

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Appointment of Wesley L. Golby as Chief Investment Officer

On March 10, 2022, Wesley L. Golby was appointed to serve as Chief Investment Officer of Acacia.

Mr. Golby, age 50, initially joined Acacia as Director of Research in August 2020. Prior to joining Acacia, Mr. Golby was a co-founder of and served as Portfolio Manager with Seven Canyons Advisors from January 2018 until December 2019. Mr. Golby also served as Director of Research at Fleckenstein Capital Inc. from 2014 until December 2017. Mr. Golby has also served as a partner and Portfolio Manager at S-Squared Technology, LLC, Director of Business Development at CollabNet, Inc., a cloud-based vendor of software development tools, and a Senior Analyst at Wells Fargo Capital Markets focusing on the Software and Internet sectors. Mr. Golby holds a B.S.B.A. in International Business from the University of Denver.

Mr. Golby will not be entering into a new employment agreement in connection with his appointment as Chief Investment Officer.

Mr. Golby previously entered into the Form of Indemnification Agreement on November 12, 2021. Pursuant to the terms of the Form of Indemnification Agreement, the Company may be required, among other things, to indemnify Mr. Golby for some expenses, including reasonable attorneys’ fees, incurred by him in any action or proceeding arising out of his service as one of our officers.

Mr. Golby has no family relationships with any director, executive officer, or other person the Company has nominated or chosen to become a director or executive officer. There are no arrangements or understandings between Mr. Golby and any other person pursuant to which Mr. Golby was appointed as an executive officer. Additionally, there are no transactions involving Mr. Golby that would require disclosure under Item 404(a) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.	Description of Exhibit
10.1	Employment Agreement, effective March 10, 2022, by and among Acacia Research Corporation, Acacia Research Group LLC, and Martin D. McNulty Jr.
99.1	Press Release dated March 15, 2022

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 15, 2022
ACACIA RESEARCH CORPORATION

	By:	/s/ Clifford Press
	Name:	Clifford Press
	Title:	Chief Executive Officer

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